GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class R, Class R6, and Class P Shares

of the

Goldman Sachs Commodity Strategy Fund

(the “Fund”)

Supplement dated December 11, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2019, as supplemented to date

Effective March 31, 2020, Mark Van Wyk will no longer serve as a portfolio manager for the Fund. In addition, effective March 31, 2020, Peter Stone will serve as a portfolio manager for the Fund. Samuel Finkelstein will continue to serve as a portfolio manager for the Fund.

Accordingly, effective March 31, 2020, the Fund’s disclosures are modified as follows:

All references to Mr. Van Wyk in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Commodity Strategy Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2010; and Peter Stone, Managing Director, has managed the Fund since 2020.

The following row is added to the table in the “Commodity Strategy Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Peter Stone Managing Director	Portfolio Manager— Commodity Strategy	Since 2020	Mr. Stone is the Head of the North American Government Swaps Strategy within GSAM. He is also a member of the Duration Strategy team. Mr. Stone joined the Investment Adviser in 2007.

This Supplement should be retained with your Prospectuses and SAI for future reference.

GSCOMSTRGYTBDSTK 12-19